Exhibit 99.2

First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measure - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations. 2 Q1'16 Earnings SAFE HARBOR

Scott W. Wine Chairman & CEO First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC. Q1'16 Earnings 3

Q1 2016 Sales and Income

Q1 2016 Sales

($ millions)


$1,033.3
-5%
$983.0
Q1 2015
Q1 2016

Q1 2016 Net Income

($ millions)


$88.6
-47%
$46.9
Q1 2015
Q1 2016

Q1 sales and net income in-line with guidance

- ORV/Snowmobile sales down 9%; Motorcycles up 18%; Global Adjacent Markets down 5%
- Results include ~$30 million of additional costs: product liability, warranty, acquisition related costs and severance accruals

Earnings per share decreased 45% to $0.71

- Gross profit margin down 324 bps from negative currency, mix and higher warranty

N.A. dealer inventory levels down 1%

- ORV down 10 percent

Q1 Results In-line with Expectations

Q1'16 Earnings 4

Recent Acquisition / Organizational Changes

Taylor-Dunn → Work & Transportation

Taylor-Dunn
Sales by Category



Burden Carriers
Utility Vehicles
Personal Carriers
Stock Chasers
Tow Tractors



TAYLOR-DUNN

Work & Transportation
$4+ Billion Market



Industrial
Light Duty Haulers
EQC
Golf
People Movers

GOUPIL, MEGA, TAYLOR-DUNN, AIXAM, GEM

Global Adjacent Markets Sales*

($ in millions) *Includes PG&A



$400
$300
$200
$100
$0
2011
2012
2013
2014
2015
2016
Guidance
Up high-single digits %

2011: GOUPIL, GEM, POLARIS DEFENSE · 2012: BRUTUS, Bobcat · 2013: AIXAM, MEGA · 2016: GRAVELY, TAYLOR-DUNN

Organizational Change



Robert (Bob) Mack
SVP – Corporate Development & Strategy and
President – Global Adjacent Markets

20 years as a business leader of global business operations
Previously VP of Corporate Development at Ingersoll-Rand
Extensive experience in M&A and integration

Building Businesses for Future Growth / Profitability

Q1'16 Earnings
5

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR   **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Strategy and Objectives Remain Valid & Achievable

Q1'16 Earnings

6

Bennett Morgan President & COO First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC. Q1'16 Earnings 7

POLARIS

N.A. Powersports Retail Sales: Q1 2016


Polaris Retail Sales
+8%
+11%
+7%
-6%
+6%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016


N.A. Dealer Inventory
-1%
Q1 2015
Q1 2016
-12% Existing ORV Models
4% New ORV models
2% Snowmobiles
5% Slingshot/Indian
0% New Dealers
-1% Total Increase

Polaris N.A. retail ⬆ 6% for Q1 2016 vs. Q1 2015
- Polaris held Powersports share – remains clear #1

North American Industry improved sequentially vs. Q4; Q1 ⬆ similar to Polaris

Polaris Q1 2016 N.A. dealer inventory ⬇ 1% vs. Q1 2015
- ORV ⬇ 10% year-over-year; *RANGER®*, *RZR®* and ATVs all declined
- Motorcycles ⬆ significantly as expected, near targeted levels
- Snowmobiles ⬆ low-twenties % due to lower snowfall in key regions

RFM business model re-engaged for motorcycles; ATVs working well; SxS to convert in Q4 2016

Retail Improved; Dealer Inventory Down vs. Q1 2015

Q1'16 Earnings
8

Off-Road Vehicles (ORV)


RANGER
GENERAL
SPORTSMAN

Polaris Off-Road Vehicle Sales

($ millions)


$645.4
-12%
$566.9
Q1 2015
Q1 2016


GENERAL
POLARIS

N.A. Polaris ORV retail sales flat; Industry ⬆ mid-single digits %

- ATVs ⬆ low-single digits, share slightly ⬆
- Side-by-side retail ⬇ slightly, share ⬇; Polaris GENERAL™ selling well
- Retail in oil and gas regions remains weak

Promotion and discounting environment remained aggressive

Polaris advertising shifting more towards brand vs. "the deal"

March retail sequentially better as new advertising and promotional programs began taking hold

***RZR®* recall top priority – repair parts begin shipping tomorrow, April 22nd**

Remain Clear #1 Share Leader in Competitive Market

Q1'16 Earnings 9

Snowmobiles



Polaris Snowmobile Vehicle Sales


($ millions)
$14.5
+2%
$14.8
Q1 2015
Q1 2016

N.A. Snowmobile Retail Sales


Q1 2016
Up ~30%
Up high 30% Range
Industry
Polaris
Season-end March 31, 2016
Down high-single digits %
Down low-single digits %
Industry
Polaris

Polaris retail ⬇ low-single digits % season-end March 31, 2016; Q1 ⬆ high-thirty %

- N.A. Industry ⬇ high-single digits % for the season – poor snow conditions
- Gained share in Q1 and '15/'16 season again, highest level in 13 years

Strong MY'17 introductions

- 7 new MY'17 sleds; 4 limited edition models

MY'17 build and dealer orders ⬇; dealer inventory reduction

Timbersled sales increased – greater exposure, more dealers

Strong #2 and Gaining Share

Q1'16 Earnings
10

Motorcycles



VICTORY Est. 1998



Indian MOTORCYCLE Acquired 2011



SLINGSHOT Est. 2014

Polaris Motorcycle Vehicle Sales

($ millions)



$137.4
+21%
$166.5
Q1 2015
Q1 2016

Polaris N.A. motorcycle Q1 retail sales ↑ low-teens %; share ↑

- Indian ↑ over 50%; share ↑
- Victory retail sales and share ↓ slightly; trend improving
- Slingshot retail sales ↓; tough comparables (large pre-orders last year)

Indian Motorcycle distribution establishing loyal following

Spirit Lake production and paint system meeting demand

Product launch sequence continues for all brands

Q1 Product News



MY'17 Victory Octane™
MSRP $10,499
(Mid-sized)



MY'16 Indian Springfield™
MSRP $21,499
(Bagger/Touring)



SLINGSHOT

MY 16.5 Slingshot® White Pearl SL
Limited Edition MSRP $26,499
(Moto-Roadster)

Motorcycle Growth Continues; Production Constraints Resolved

Q1'16 Earnings
11

Work & Transportation Military Global Adjacent Markets 12 Q1'16 Earnings Work & Transportation Business Expanding Global Adjacent Markets Vehicle Sales W&T Sales low-single digits %; Aixam™, National Accounts and GEM® sales strongDefense sales significantly due to timing of government spendingCompleted Taylor-Dunn acquisition – another leg added to adjacency business Building a Diversified Portfolio 2014/2015 Season Snowmobile Industry Units ($ millions) Burden CarriersTow TractorsUtility VehiclesPersonal CarriersStock Chasers

Parts, Garments & Accessories (PG&A) 13 Q1'16 Earnings Q1 2016 PG&A Sales by Segment & Category Q1 2016 PG&A Sales – All Businesses* Sales 2% in Q1ORV sales; Snow; Motorcycle (initial Slingshot® stocking shipments last year); GAM Accessories 4% (Slingshot® sales LY), Apparel 14%, Parts 7%U.S. sales 4%; International sales; Canada (currency)Aftermarket brands mid-teens; core Polaris low-single digits PG&A Enhancing the Rider Lifestyle and Experience Apparel Motorcycles Global Adjacent Markets (GAM) ORV/Snowmobiles Core Polaris PG&A Brands Aftermarket Brands *Supplemental data: Beginning in 2016, PG&A sales guidance is included within each reporting segment Accessories Parts ($ millions) Segments Categories

International

International Sales*

($ millions) *Includes PG&A


+6%
(cc +12%)
$153.1
$162.6
Q1 2015
Q1 2016

Q1 2016 Sales by Product / Region

($ millions)


ORV/ Snow
Motor-cycles
Global Adjacent Markets
EMEA
Latin America
Asia Pacific

EMEA	Latin America	Asia Pacific

(sales $ in millions)


+6%
(cc +9%)
$111
$117
Q1 2015
Q1 2016
+29%
(cc +54%)
$16
$20
Q1 2015
Q1 2016
-7%
(cc ~flat)
$27
$25
Q1 2015
Q1 2016

Motorcycles up over 40% (includes Slingshot®)

Latin America up significantly driven by ORV, Motorcycles and PG&A

European motorcycle and ORV markets ⬆; Polaris retail outperforming in both, share ⬆

Multix Q1 on plan

Strong EMEA and Latin America Growth; Motorcycles Gaining Share

Q1'16 Earnings 14

Ken Pucel EVP Operations, Engineering & Lean First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC. Q1'16 Earnings 15

Manufacturing Facility Update

Spirit Lake





Huntsville


Metal Paint
Office Area
Lobby

- Commence Construction Q2 2015
- Building Occupancy Q2 2016
- Ranger SOP Q2 2016
- Slingshot SOP Q3 2016
- Injection Molding SOP Q3 2016
- Liquid Paint SOP Q3 2016

Spirit Lake producing to planned schedule
- Output up over 30% in Q1
- Manufacturing lead-time 75% better

Paint upgrade completed in January
- Final upgrade planned for Q4

Huntsville production to start in Q2 as planned
- Initially produce *RANGER*® SxS; Slingshot® to start in Q3

Added capacity provides flexibility and improved efficiencies

Incorporates most advanced lean flow processes and industry-leading technologies

All Factories Moving to Lean Enterprise Approach

Q1'16 Earnings
16

Inventory Turns Decreasing as Inventory Value Grows at a Faster Rate than Sales Factory Inventory & Turns Sales 17 Q1'16 Earnings Polaris Sales Growth & Factory Inventory ($ millions) Factory inventory historically growing faster than sales – major focus in 2016 Inventory reduction closely tied to Retail Flow Management (RFM)Vehicle platforming, localization of suppliers, reduction of supplier lead-times, distribution network reconfiguration Tied incentive compensation to factory inventory reduction targets for executives ($ millions) +23% +18% +30% +24% +33% +21% +18% +19% +5% Inventory $ down significantly, Turns Improve Expectations

Mike Speetzen EVP Finance & CFO First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC. Q1'16 Earnings 18

POLARIS

2016 Full Year Guidance

Total Company Sales

($ millions)



$4,719
↓2% to ↑3%
(unchanged)
Constant Currency
Flat to ↑5%
2015 Actual
FY 2016 Guidance

Assumptions

Protect market share

Dealer inventory about flat

Segment Expectations

ORV/Snowmobiles

↓ low to mid-single digits % (decreased)

Motorcycles

↑ high-teens % (unchanged)

Global Adjacent Markets

↑ high-single digits % (increased)

Gross Profit Margin



28.4%
↓70 to ↓120 bps
(Improved)
Constant Currency
↑20 to ↓30 bps
2015 Actual
FY 2016 Guidance

Assumptions

F/X = minus ~90 bps

Huntsville start-up Q2'16

Commodities positive

Earnings Per Share (diluted)



$6.75
↓8% to ↑1%
$6.20 to $6.80
(unchanged)
Constant Currency
Flat to ↑9%
$6.75 to $7.35
2015 Actual
FY 2016 Guidance

Assumptions

F/X = minus ~55¢ per share (unchanged)

Share count down ~2% (increased)

Net income $ down 1% to 10% (unchanged)

Other 2016 Expectations

Operating expenses: Up 10 to 30 bps as a % of sales (decreased)

Income from financial services: grow faster than total company sales (increased)

Income taxes: Approx. 35% of pre-tax income (unchanged)

International sales: ↑ low to mid-single digits % (unchanged)

PG&A sales: ↑ Grow faster than overall company (unchanged)

2016 Sales & Earnings Guidance Remains Unchanged

Q1'16 Earnings 19

Global Adjacent Markets Motorcycles 20 Q1'16 Earnings ORV / Snowmobiles ORV/Snowmobiles Down Modestly, Motorcycles Unchanged; GAM Increased 2016 Sales & Sales Guidance by Reporting Segments $698.3 Uphigh-teens %(unchanged) Indian Victory Slingshot Indian Victory Slingshot PG&A PG&A PG&A PG&A W&T Defense W&T Defense Up high-single digits % (increased) Down low to mid-single digits % (decreased) ORV ORV PG&A PG&A Snow $3,708.9 $312.1 ($ millions) Snow -9% $720.6 $796.2 +18% $188.2 $159.5 -5% $74.1 $77.6 PG&A ORV Snowmobiles Motorcycles W&T / Defense

By Component Q1 2015 Actual Q1 2016 Actual FY 2016 Guidance Prior period 29.1 28.4% 28.4% Production volume/capacity to Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Motorcycle Production Constraints New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 28.4% 25.2% 27.2% to 27.7% Change -66 bps -324 bps Down 70 to 120 bps By Reporting Segments Q1 2015 Actual Q1 2016 Actual FY 2016 Guidance ORV/Snowmobiles 32.7% 29.0% Motorcycles 12.7% 15.3% Global Adjacent Markets 23.4% 27.5% Gross Profit Margin 28.4% 25.2% 21 Q1'16 Earnings 2016 Gross Profit Margin Guidance Improvement to gross profit margin % Headwind to gross profit margin % Neutral to gross profit margin %

Currency Improved Slightly in Q1; Remains Volatile 22 Q1'16 Earnings Foreign Currency Exposure for Polaris Foreign Currency Hedging Contracts Currency Impact on Net Income Notional Avg. Exchange Compared to Prior Year Period Foreign Currency Currency Position Cash Flow Exposure Hedged Amounts (US $ in Millions) Rate of Open Contracts FY 2016 (Expectation) Canadian Dollar (CAD) Long 80% $193 $0.72 to 1 CAD Negative Australian Dollar (AUD) Long 60% $22 $0.71 to 1 AUD Negative Euro (EUR) Long 0% - - Negative Japanese Yen (JPY) Short 40% $6 120 Yen to $1 Positive Mexican Peso (MXN) Short 90% $41 17 Peso to $1 Positive F/X Impacts vs. Prior Year($ in millions) Actual Q1 2015 Actual Q1 2016 Actual FY 2015 FY 2016 Expectations Sales ($32) ($14) ($160) ($75) Gross Profit ($12) ($17) ($70) ($75) Pretax Income ($16) ($8) ($70) ($55) Open F/X Hedging Contracts as of March 31, 2016

Polaris Financial Position

Cash Drivers

($ millions)



$155
$139
$35
$55
$66
$85
$55
$16
$146
Cash Q1 2015
Operating Activities
Dividends
Capex
Net Borrow-ings
Share Repur-chase
Acquisition
Other
Cash Q1 2016

Capital Summary March 2016

($ millions)

		Fav/(Unfav) March 2015
Cash	$ 145.8	+32%
Debt /Capital Lease Obligations	$ 532.4	(63%)
Shareholders' Equity	$ 930.9	8%
Total Capital	$1,463.3	23%
Debt to Total Capital	*36%*	*(9%)*

Operating Cash Flow

($ millions)



Up Significantly
$4
$139
Q1 2015
Q1 2016
2016 Expectations

ROIC*



38%
28%
Q1 2015
Q1 2016

**Defined as trailing 12 months net income divided by average total assets, minus average current liabilities*

Q1 2016 Summary

Operating cash flow up significantly

Factory inventory flat sequentially from Q4'15

Increased share repurchases given stock price

2016 Expectations

Cap Ex expected to be slightly higher than 2015

Reflects Huntsville, Spirit Lake Investments

Strong Balance Sheet and Cash Flow Generation

Q1'16 Earnings 23

Scott W. Wine Chairman & CEO First Quarter 2016 Earnings Results April 21, 2016 POLARIS INDUSTRIES INC. Q1'16 Earnings 24

Closing Comments

Difficult / Decent Start to Year

Sales & Earnings down- on guidance; Indian outpacing industry; ORV catching up; Recall

Variability too Consistent

Month-to-month, region-to-region demand shifts challenging

Lean Enterprise Traction Building

VIP cost initiatives; Inventory reduction; Standard work & waste elimination

Executing *RZR* Recall Q2 Priority

Customer safety / back to riding #1 focus; Retail & production plans in place

Regain Momentum in Growing Powersports Industry

Homan & Scanlon play to win; Aggressively protecting #1 share position

R&D and Growth Investments Ongoing

Products / services and acquisition pipeline active

All Out Assault on Cost & Working to Make Growth Happen

Q1'16 Earnings 25

Thank You Questions?